FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  JP Morgan Investment Management, Inc.
FUND: Mercer US Short Maturity Fixed Income Fund

1.           Issuer:  Haliburton Company (HAL 1.00% August 1, 2016)

1.	Date of Purchase: 7/29/13_______________________________________

3.	Date offering commenced: 7/29/13_________________________________

4.           Underwriters from whom purchased:  Deutsche Bank Securities                                                                                                                     __

5.           Subadvisor of Managed Portion:  __JP Morgan Investment Management, Inc.

6.           Affiliated person in underwriting syndicate:  JP Morgan

7.           Nature of affiliation1:  __Underwriter

8.           Aggregate principal amount or number of shares purchased: $20,627,311

9.           Aggregate principal amount or total number of shares of offering:  $599,544,000

10.           Purchase price (net of fees and expenses):  $99.924

11.           Initial public offering price:  $99.924

12           Commission, spread or profit:  __0.35_%                                                                                     $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	__X___	_______
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/  Linda Woods-Erdy                                                                                                Date:  September 3, 2013

1 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  JP Morgan Investment Management, Inc.
FUND: Mercer US Short Maturity Fixed Income Fund

1.           Issuer:  Americredit Automobile Receivables Trust 2013-4 A2 (AMCAR 2014-4 A2 0.74% November 8, 2016)

2.	Date of Purchase: 8/7/13_______________________________________

3.	Date offering commenced: 8/7/13_________________________________

4.           Underwriters from whom purchased:  Barclays Capital Inc.__

5.           Subadvisor of Managed Portion:  __J.P. Morgan Investment Management, Inc._

6.           Affiliated person in underwriting syndicate:  J.P. Morgan

7.           Nature of affiliation2:  __Underwriter________

8.           Aggregate principal amount or number of shares purchased:  $36,811,402

9.           Aggregate principal amount or total number of shares of offering:  $278,987,891

10.           Purchase price (net of fees and expenses):  $99.99566

11.           Initial public offering price:  $99.9956

12           Commission, spread or profit:  __0.25__%                                                                                     $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_______
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
j. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

k. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/  Linda Woods-Erdy                                                                                                Date:  September 27, 2013

2 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  JP Morgan Investment Management, Inc.
FUND: Mercer US Short Maturity Fixed Income Fund

1.           Issuer:  Viacom Inc. (VIA 2.50% September 1, 2018)

3.	Date of Purchase: 8/12/13_______________________________________

3.	Date offering commenced: 8/12/13________________________________

4.           Underwriters from whom purchased:  BofA Merrill Lynch_

5.           Subadvisor of Managed Portion:  __J.P. Morgan Investment Management, Inc._

6.           Affiliated person in underwriting syndicate:  J.P. Morgan

7.           Nature of affiliation3:  __Underwriter________

8.           Aggregate principal amount or number of shares purchased:  $2,913,094

9.           Aggregate principal amount or total number of shares of offering:  $497,115,000

10.           Purchase price (net of fees and expenses):  $99.423

11.           Initial public offering price:  $99.423

12           Commission, spread or profit:  __0.35__%                                                                                     $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_______
f. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
g. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
l. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

m. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/  Linda Woods-Erdy                                                                                                Date:  September 27, 2013

3 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  JP Morgan Investment Management, Inc.
FUND: Mercer US Short Maturity Fixed Income Fund

1.           Issuer:  Ventas Realty LP (VTR 1.55% September 26, 2016

4.	Date of Purchase: 9/23/13_______________________________________

3.	Date offering commenced: 9/23/13________________________________

4.           Underwriters from whom purchased:  BofA Merrill Lynch

5.           Subadvisor of Managed Portion:  __J.P. Morgan Investment Management, Inc._

6.           Affiliated person in underwriting syndicate:  J.P. Morgan

7.           Nature of affiliation4:  __Underwriter________

8.           Aggregate principal amount or number of shares purchased:  $19,540,398

9.           Aggregate principal amount or total number of shares of offering:  $549,505,000

10.           Purchase price (net of fees and expenses):  $99.910

11.           Initial public offering price:  $99.910

12           Commission, spread or profit:  __0.45__%                                                                                     $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_______
h. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
i. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
n. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

o. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/  Linda Woods-Erdy                                                                                                Date:  October 21, 2013

4 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  JP Morgan Investment Management, Inc.
FUND: Mercer US Short Maturity Fixed Income Fund

1.           Issuer:  Home Depot Inc. (HD 2.25% September 10, 2018)

5.	Date of Purchase: 9/03/13_______________________________________

3.	Date offering commenced: 9/03/13________________________________

4.           Underwriters from whom purchased:  BofA Merrill Lynch_

5.           Subadvisor of Managed Portion:  __J.P. Morgan Investment Management, Inc._

6.           Affiliated person in underwriting syndicate:  J.P. Morgan

7.           Nature of affiliation5:  __Underwriter________

8.           Aggregate principal amount or number of shares purchased:  $9,971,920

9.           Aggregate principal amount or total number of shares of offering:  $1,144,353,500

10.           Purchase price (net of fees and expenses):  $99.859

11.           Initial public offering price:  $99.859

12           Commission, spread or profit:  __0.35__%                                                                                     $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_______
j. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
k. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
p. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

q. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/  Linda Woods-Erdy                                                                                                Date:  October 22, 2013

5 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  JP Morgan Investment Management, Inc.
FUND: Mercer US Short Maturity Fixed Income Fund

1.           Issuer:  American Honda Finance (HNDA 1.125% October 7, 2016

6.	Date of Purchase: 10/3/13_______________________________________

3.	Date offering commenced: 10/3/13______________________________

4.           Underwriters from whom purchased:  Deutsche Bank Securities

5.           Subadvisor of Managed Portion:  __J.P. Morgan Investment Management, Inc._

6.           Affiliated person in underwriting syndicate:  J.P. Morgan

7.           Nature of affiliation6:  __Subadvisor________

8.           Aggregate principal amount or number of shares purchased:  $34,793,496

9.           Aggregate principal amount or total number of shares of offering:  $996,520,000

10.           Purchase price (net of fees and expenses):  $99.652

11.           Initial public offering price:  $99.652

12           Commission, spread or profit:  __0.23__%                                                                                     $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_______
l. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
m. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
r. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

s. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/  Linda Woods-Erdy                                                                                                Date:  December 3, 2013

6 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  JP Morgan Investment Management, Inc.
FUND: Mercer US Short Maturity Fixed Income Fund

1.           Issuer:  Honda Auto Receivables Owner Trust 2013-4 A3 (HAROT 2013-4 A3 0.62% September 18, 2017

7.	Date of Purchase: 10/23/13_______________________________________

3.	Date offering commenced: 10/23/13________________________________

4.           Underwriters from whom purchased:  RBS Securities Inc.

5.           Subadvisor of Managed Portion:  __J.P. Morgan Investment Management, Inc._

6.           Affiliated person in underwriting syndicate:  J.P. Morgan

7.           Nature of affiliation7:  __Subadvisor________

8.           Aggregate principal amount or number of shares purchased:  $32,960,369

9.           Aggregate principal amount or total number of shares of offering:  $460,521,330

10.           Purchase price (net of fees and expenses):  $99.98292

11.           Initial public offering price:  $99.98292

12           Commission, spread or profit:  __0.23__%                                                                                     $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_______
n. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
o. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
t. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

u. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/  Linda Woods-Erdy                                                                                                Date:  December 3, 2013

7 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  JP Morgan Investment Management, Inc.
FUND: Mercer US Short Maturity Fixed Income Fund

1.           Issuer:  World Omni Auto Receivables Trust 2013-B A3 (WOART 2013-B A3 0.83% August 15, 2018

8.	Date of Purchase: 10/23/13_______________________________________

3.	Date offering commenced: 10/23/13________________________________

4.           Underwriters from whom purchased:  Barclays Capital Inc.

5.           Subadvisor of Managed Portion:  __J.P. Morgan Investment Management, Inc._

6.           Affiliated person in underwriting syndicate:  J.P. Morgan

7.           Nature of affiliation8:  __Subadvisor________

8.           Aggregate principal amount or number of shares purchased:  $16,377,772

9.           Aggregate principal amount or total number of shares of offering:  $234,968,040

10.           Purchase price (net of fees and expenses):  $99.9864

11.           Initial public offering price:  $99.9864

12           Commission, spread or profit:  __0.25__%                                                                                     $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_______
p. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
q. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
v. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

w. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/  Linda Woods-Erdy                                                                                                Date:  December 3, 2013

8 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  JP Morgan Investment Management, Inc.
FUND: Mercer US Short Maturity Fixed Income Fund

1.           Issuer:  BMW Vehicle Owner Trust 2013-A A3 (BMWOT 2013-A A3 0.67% November 27, 2017

9.	Date of Purchase: 10/29/13_______________________________________

3.	Date offering commenced: 10/29/13________________________________

4.           Underwriters from whom purchased:  Credit Suisse Securities

5.           Subadvisor of Managed Portion:  __J.P. Morgan Investment Management, Inc._

6.           Affiliated person in underwriting syndicate:  J.P. Morgan

7.           Nature of affiliation9:  __Subadvisor________

8.           Aggregate principal amount or number of shares purchased:  $11,823,734

9.           Aggregate principal amount or total number of shares of offering:  $264,994,038

10.           Purchase price (net of fees and expenses):  $99.99775

11.           Initial public offering price:  $99.99775

12           Commission, spread or profit:  __0.23__%                                                                                     $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_______
r. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
s. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
x. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

y. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/  Linda Woods-Erdy                                                                                                Date:  December 3, 2013

9 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.